                                                                     EXHIBIT 4.2

                               [FORM OF NEW NOTE]

                          GOLFSMITH INTERNATIONAL, INC.

                      8.375% SENIOR SECURED NOTES DUE 2009

CUSIP No.
No.                                                             $

         This Note is issued with original issue discount for purposes of
Section 1271 et seq. of the Internal Revenue Code. For each $1,000 of principal amount of this Note, the issue price is $800.00 and the amount of original issue
discount is $200.00. The issue date of this Note is      , 2003 and the yield to
Maturity is 13.063% (assuming mandatory redemption of the maximum principal amount at Maturity of the Notes provided in Section 3.01 of the Indenture).

         Golfsmith International, Inc., a Delaware corporation (the "Company," which term includes any successor entity), for value received promises to pay to __________ or registered assigns the principal sum of ________ Dollars (or such principal amount as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture) on October 15, 2009, and to pay interest thereon as hereinafter set forth.

         Interest Rate: 8.375%

         Interest Payment Dates: Interest will be payable semi-annually in cash in arrears on March 1 and September 1 of each year, beginning on March 1, 2003.

         Record Dates: February 15 and August 15

         Reference is made to the further provisions of this Note contained on the reverse side of this Note, which will for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officer.

                                        GOLFSMITH INTERNATIONAL, INC.

                                        By: ________________________________
                                             Name:
                                             Title:

Dated:          , 2003

                      TRUSTEE CERTIFICATE OF AUTHENTICATION

         This is one of the 8.375% Senior Secured Notes due 2009 referred to in the within-mentioned Indenture.

                                        U.S. BANK TRUST NATIONAL ASSOCIATION, as
                                        Trustee

Dated:          , 2003                  By: ________________________________
                                             Authorized Signatory

                              (REVERSE OF SECURITY)

                       8.375% SENIOR SECURED NOTE DUE 2009

                  1. Interest. Golfsmith International, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at the rate per annum shown above. Interest on the Note will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from and including the date of issuance. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing March 1, 2003. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

                  2. Method of Payment. The Company shall pay interest on the Notes (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Notes are cancelled on registration of transfer or registration of exchange after such Record Date and on or before such Interest Payment Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

                  3. Paying Agent and Registrar. Initially, U.S. Bank Trust National Association (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders. The Company may act as Paying Agent or Registrar.

                  4. Indenture. The Notes and the Guarantees were issued under an Indenture, dated as of October 15, 2002 (the "Indenture"), among the Company, the Guarantors and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. The Notes are senior secured obligations of the Company. Each Holder, by accepting a Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

                  5.       Redemption.

                  (a) Optional Redemption Prior to October 15, 2006. The Notes will be redeemable at the option of the Company, in whole or in part at any time or from time to time, at any time prior to October 15, 2006, at a Redemption Price equal to the greater of (1) 100% of the Accreted Value of the Notes being redeemed and (2) the sum of the present values of 106.50% of the Accreted Value of the Notes being redeemed and scheduled payments of interest on such Notes to and including October 15, 2006 discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points, together in either case with accrued and unpaid interest, if any, to the Redemption Date.

         "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to Maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption period.

         "Comparable Treasury Issue" means the United States Treasury security selected by a Reference Treasury Dealer appointed by the Company as having a Maturity comparable to the remaining term of the Notes (as if the final Maturity of the Notes was October 15, 2006) that would be utilized at the time of selection and in accordance with customary financial practice in pricing new issues of corporate debt securities of comparable Maturity to the remaining term of the Notes (as if the final Maturity of the Notes was October 15, 2006).

         "Comparable Treasury Price" means, with respect to any Redemption Date,
(1) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (2) if such release (or any successor release) is not published or does not contain such prices on such Business Day , (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotation or (B) if we obtain fewer than three such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

         "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

         "Reference Treasury Dealer" means any primary U.S. government securities dealer in the City of New York (a "Primary Treasury Dealer") selected by the Company.

                  (b) Optional Redemption on or After October 15, 2006. The Notes will be redeemable at the option of the Company, in whole or in part at any time or from time to time, on and after October 15, 2006, at the following Redemption Prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on October 15 of the year set forth below, plus, in each case, accrued interest thereon to the Redemption
Date:

Year                                                     Percentage
----                                                     ----------
2006...............................................        106.50%
2007...............................................        103.25%
2008 and thereafter................................        100.00%

                  (c) Optional Redemption upon Equity Offerings. At any time, or from time to time, on or prior to October 15, 2005, the Company may, at its option, use an amount equal to the net cash proceeds of one or more Equity Offerings to redeem up to 35% of the principal amount at Maturity of the respective Notes originally issued under the Indenture at a Redemption Price equal to 113.00% of the Accreted Value thereof, plus accrued and unpaid interest thereon, if any, to the Redemption Date; provided that at least 65% of the principal amount at Maturity of Notes originally issued under the Indenture remains outstanding immediately after any such redemption. In order to effect the foregoing redemption with the proceeds of any Equity Offering, the Company shall make such redemption not more than 120 days after the consummation of any such Equity Offering.

                  (d) Mandatory Redemption. The Company shall be obligated to make a pro rata partial redemption of the Notes in accordance with Section
3.01 of the Indenture.

                  6. Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at such Holder's registered address. Notes in denominations larger than $1,000 may be redeemed in part.

                  7. Offers to Purchase. Sections 4.15, 4.16 and 4.23 of the Indenture provide that after certain Asset Sales, upon the occurrence of a Change of Control and in connection with an Excess Cash Flow Offer and subject to further limitations contained therein, the Company will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

                  8. Denominations; Transfer; Exchange. The Notes are in registered form, without coupons, in denominations of $1,000 and integral multiples thereof. A Holder shall register the transfer of or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes, fees or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Notes or portions thereof selected for redemption.

                  9. Persons Deemed Owners. The registered Holder of a Note shall be treated as the owner of it and the Notes of which it is composed for all purposes.

                  10. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent may pay the money without interest thereon back to the Company. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

                  11. Discharge Prior to Redemption or Maturity. If the Company at any time deposits with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Notes to redemption or Maturity and complies with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Notes (including certain covenants, but excluding its obligation to pay the principal of and interest on the Notes).

                  12. Amendment; Supplement; Waiver. Subject to certain exceptions, the Indenture, the Notes or the Guarantees may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture, the Notes or the Guarantees to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes or Guarantees in addition to or in place of certificated Notes or Guarantees, comply with the TIA, or comply with Article Five of the Indenture or make any other change that does not adversely affect in any material respect the rights of any Holder of a Note.

                  13. Restrictive Covenants. The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries to, among other things, incur additional Indebtedness or Liens, make payments in respect of their Capital Stock or certain Indebtedness, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Subsidiaries, merge or consolidate with any other Person, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation. Such limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

                  14. Successors. When a successor assumes, in accordance with the Indenture, all the obligations of its predecessor under the Notes, the Guarantees and the Indenture, the predecessor will be released from those obligations.

                  15. Defaults and Remedies. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Notes then outstanding may declare all the Notes to be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders of Notes may not enforce the Indenture except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

                  16. Trustee Dealings with Company. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

                  17. No Recourse Against Others. No past, present or future stockholder, director, officer, employee or incorporator, as such, of the Company or the Guarantors shall have any liability for any obligation of the Company under the Notes, the Guarantees or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

                  18. Guarantees. Payment of principal and interest (including interest on overdue principal and overdue interest, if lawful) is unconditionally guaranteed, jointly and severally, by each of the Guarantors.

                  19. Intercreditor Agreement. Each Holder, by its acceptance of its Note, agrees to be bound by the terms of the Intercreditor Agreement and all such replacement Intercreditor Agreements and each of the Guarantors and the Holders hereby authorize the Trustee and the Collateral Agent to bind the Holders to the extent provided in the Intercreditor Agreement.

                  20. Authentication. This Note shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

                  21. Governing Law. The laws of the State of New York shall govern this Note, the Guarantees and the Indenture, without regard to principles of conflict of laws.

                  22. Abbreviations and Defined Terms. Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  The Company will furnish to any Holder of a Note upon written request and without charge a copy of the Indenture. Requests may be made to:
Golfsmith International, Inc., 11000 N. IH-35, Austin, Texas 78753-3195, Attn:
Secretary.

                                FORM OF GUARANTEE

                  Golfsmith International Holdings, Inc. and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on a senior secured senior basis,
(i) the due and punctual payment of the principal of, premium, if any, and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of Golfsmith International, Inc. (the "Company") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

                  This Guarantee shall be binding upon Golfsmith International Holdings, Inc. and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

                  This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                  This Guarantee is subject to release upon the terms set forth in the Indenture.

                  THE OBLIGATIONS OF THE UNDERSIGNED TO HOLDERS OF THE NOTES AND TO THE TRUSTEE PURSUANT TO THIS GUARANTEE AND THE INDENTURE ARE EXPRESSLY SET FORTH IN ARTICLE TEN OF THE INDENTURE AND REFERENCE IS HEREBY MADE TO THE INDENTURE FOR THE PRECISE TERMS OF THE GUARANTEE AND ALL OTHER PROVISIONS OF THE INDENTURE TO WHICH THE GUARANTEE RELATES.

                  This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          GOLFSMITH INTERNATIONAL HOLDINGS, INC.

                                          By: ________________________________
                                               Name:
                                               Title:

                                FORM OF GUARANTEE

                  Golfsmith GP Holdings, Inc. and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on a senior secured senior basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of Golfsmith International, Inc. (the "Company") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

                  This Guarantee shall be binding upon Golfsmith GP Holdings, Inc. and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

                  This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                  This Guarantee is subject to release upon the terms set forth in the Indenture.

                  THE OBLIGATIONS OF THE UNDERSIGNED TO HOLDERS OF THE NOTES AND TO THE TRUSTEE PURSUANT TO THIS GUARANTEE AND THE INDENTURE ARE EXPRESSLY SET FORTH IN ARTICLE TEN OF THE INDENTURE AND REFERENCE IS HEREBY MADE TO THE INDENTURE FOR THE PRECISE TERMS OF THE GUARANTEE AND ALL OTHER PROVISIONS OF THE INDENTURE TO WHICH THE GUARANTEE RELATES.

                  This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          GOLFSMITH GP HOLDINGS, INC.

                                          By: ________________________________
                                               Name:
                                               Title:

                                FORM OF GUARANTEE

                  Golfsmith Holdings, L.P. and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on a senior secured senior basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of Golfsmith International, Inc. (the "Company") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

                  This Guarantee shall be binding upon Golfsmith Holdings, L.P. and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

                  This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                  This Guarantee is subject to release upon the terms set forth in the Indenture.

                  THE OBLIGATIONS OF THE UNDERSIGNED TO HOLDERS OF THE NOTES AND TO THE TRUSTEE PURSUANT TO THIS GUARANTEE AND THE INDENTURE ARE EXPRESSLY SET FORTH IN ARTICLE TEN OF THE INDENTURE AND REFERENCE IS HEREBY MADE TO THE INDENTURE FOR THE PRECISE TERMS OF THE GUARANTEE AND ALL OTHER PROVISIONS OF THE INDENTURE TO WHICH THE GUARANTEE RELATES.

                  This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          GOLFSMITH HOLDINGS, L.P.
                                          By:  Golfsmith GP Holdings, Inc.,
                                               as General Partner

                                          By: ________________________________
                                               Name:
                                               Title:

                                FORM OF GUARANTEE

                  Golfsmith GP, L.L.C. and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on a senior secured senior basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of Golfsmith International, Inc. (the "Company") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

                  This Guarantee shall be binding upon Golfsmith GP, L.L.C. and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

                  This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                  This Guarantee is subject to release upon the terms set forth in the Indenture.

                  THE OBLIGATIONS OF THE UNDERSIGNED TO HOLDERS OF THE NOTES AND TO THE TRUSTEE PURSUANT TO THIS GUARANTEE AND THE INDENTURE ARE EXPRESSLY SET FORTH IN ARTICLE TEN OF THE INDENTURE AND REFERENCE IS HEREBY MADE TO THE INDENTURE FOR THE PRECISE TERMS OF THE GUARANTEE AND ALL OTHER PROVISIONS OF THE INDENTURE TO WHICH THE GUARANTEE RELATES.

                  This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                            GOLFSMITH GP, L.L.C.
                            By:  Golfsmith Holdings, L.P., as Sole Member
                            By:  Golfsmith GP Holdings, Inc., as General Partner

                            By: ______________________________________________
                                 Name:
                                 Title:

                                FORM OF GUARANTEE

                  Golfsmith Delaware, L.L.C. and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on a senior secured senior basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of Golfsmith International, Inc. (the "Company") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

                  This Guarantee shall be binding upon Golfsmith Delaware, L.L.C. and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

                  This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                  This Guarantee is subject to release upon the terms set forth in the Indenture.

                  THE OBLIGATIONS OF THE UNDERSIGNED TO HOLDERS OF THE NOTES AND TO THE TRUSTEE PURSUANT TO THIS GUARANTEE AND THE INDENTURE ARE EXPRESSLY SET FORTH IN ARTICLE TEN OF THE INDENTURE AND REFERENCE IS HEREBY MADE TO THE INDENTURE FOR THE PRECISE TERMS OF THE GUARANTEE AND ALL OTHER PROVISIONS OF THE INDENTURE TO WHICH THE GUARANTEE RELATES.

                  This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                            GOLFSMITH DELAWARE, L.L.C.
                            By:  Golfsmith Holdings, L.P., as Sole Member
                            By:  Golfsmith GP Holdings, Inc., as General Partner

                            By: _____________________________________________
                                 Name:
                                 Title:

                                FORM OF GUARANTEE

                  Golfsmith Canada, L.L.C. and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on a senior secured senior basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of Golfsmith International, Inc. (the "Company") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

                  This Guarantee shall be binding upon Golfsmith Canada, L.L.C. and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

                  This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                  This Guarantee is subject to release upon the terms set forth in the Indenture.

                  THE OBLIGATIONS OF THE UNDERSIGNED TO HOLDERS OF THE NOTES AND TO THE TRUSTEE PURSUANT TO THIS GUARANTEE AND THE INDENTURE ARE EXPRESSLY SET FORTH IN ARTICLE TEN OF THE INDENTURE AND REFERENCE IS HEREBY MADE TO THE INDENTURE FOR THE PRECISE TERMS OF THE GUARANTEE AND ALL OTHER PROVISIONS OF THE INDENTURE TO WHICH THE GUARANTEE RELATES.

                  This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          GOLFSMITH CANADA, L.L.C.

                                          By: ________________________________
                                               Name:
                                               Title:

                                FORM OF GUARANTEE

                  Golfsmith USA, L.L.C. and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on a senior secured senior basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of Golfsmith International, Inc. (the "Company") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

                  This Guarantee shall be binding upon Golfsmith USA, L.L.C. and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

                  This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                  This Guarantee is subject to release upon the terms set forth in the Indenture.

                  THE OBLIGATIONS OF THE UNDERSIGNED TO HOLDERS OF THE NOTES AND TO THE TRUSTEE PURSUANT TO THIS GUARANTEE AND THE INDENTURE ARE EXPRESSLY SET FORTH IN ARTICLE TEN OF THE INDENTURE AND REFERENCE IS HEREBY MADE TO THE INDENTURE FOR THE PRECISE TERMS OF THE GUARANTEE AND ALL OTHER PROVISIONS OF THE INDENTURE TO WHICH THE GUARANTEE RELATES.

                  This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          GOLFSMITH USA, L.L.C.

                                          By: ______________________________
                                               Name:
                                               Title:

                                FORM OF GUARANTEE

                  Golfsmith Europe, L.L.C. and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on a senior secured senior basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of Golfsmith International, Inc. (the "Company") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

                  This Guarantee shall be binding upon Golfsmith Europe, L.L.C. and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

                  This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                  This Guarantee is subject to release upon the terms set forth in the Indenture.

                  THE OBLIGATIONS OF THE UNDERSIGNED TO HOLDERS OF THE NOTES AND TO THE TRUSTEE PURSUANT TO THIS GUARANTEE AND THE INDENTURE ARE EXPRESSLY SET FORTH IN ARTICLE TEN OF THE INDENTURE AND REFERENCE IS HEREBY MADE TO THE INDENTURE FOR THE PRECISE TERMS OF THE GUARANTEE AND ALL OTHER PROVISIONS OF THE INDENTURE TO WHICH THE GUARANTEE RELATES.

                  This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          GOLFSMITH EUROPE, L.L.C.

                                          By: _________________________________
                                               Name:
                                               Title:

                                FORM OF GUARANTEE

                  Golfsmith NU, L.L.C. and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on a senior secured senior basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of Golfsmith International, Inc. (the "Company") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

                  This Guarantee shall be binding upon Golfsmith NU, L.L.C. and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

                  This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                  This Guarantee is subject to release upon the terms set forth in the Indenture.

                  THE OBLIGATIONS OF THE UNDERSIGNED TO HOLDERS OF THE NOTES AND TO THE TRUSTEE PURSUANT TO THIS GUARANTEE AND THE INDENTURE ARE EXPRESSLY SET FORTH IN ARTICLE TEN OF THE INDENTURE AND REFERENCE IS HEREBY MADE TO THE INDENTURE FOR THE PRECISE TERMS OF THE GUARANTEE AND ALL OTHER PROVISIONS OF THE INDENTURE TO WHICH THE GUARANTEE RELATES.

                  This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          GOLFSMITH NU, L.L.C.

                                          By: _________________________________
                                               Name:
                                               Title:

                                FORM OF GUARANTEE

                  Golfsmith Licensing, L.L.C. and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on a senior secured senior basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of Golfsmith International, Inc. (the "Company") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

                  This Guarantee shall be binding upon Golfsmith Licensing, L.L.C. and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

                  This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                  This Guarantee is subject to release upon the terms set forth in the Indenture.

                  THE OBLIGATIONS OF THE UNDERSIGNED TO HOLDERS OF THE NOTES AND TO THE TRUSTEE PURSUANT TO THIS GUARANTEE AND THE INDENTURE ARE EXPRESSLY SET FORTH IN ARTICLE TEN OF THE INDENTURE AND REFERENCE IS HEREBY MADE TO THE INDENTURE FOR THE PRECISE TERMS OF THE GUARANTEE AND ALL OTHER PROVISIONS OF THE INDENTURE TO WHICH THE GUARANTEE RELATES.

                  This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          GOLFSMITH LICENSING, L.L.C.

                                          By: ________________________________
                                               Name:
                                               Title:

                                FORM OF GUARANTEE

                  Golfsmith International, L.P. and its successors under the Indenture, jointly and severally with any other Guarantors, hereby irrevocably and unconditionally guarantees, on a senior secured senior basis, (i) the due and punctual payment of the principal of, premium, if any, and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of Golfsmith International, Inc. (the "Company") to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

                  This Guarantee shall be binding upon Golfsmith International, L.P. and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

                  This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                  This Guarantee is subject to release upon the terms set forth in the Indenture.

                  THE OBLIGATIONS OF THE UNDERSIGNED TO HOLDERS OF THE NOTES AND TO THE TRUSTEE PURSUANT TO THIS GUARANTEE AND THE INDENTURE ARE EXPRESSLY SET FORTH IN ARTICLE TEN OF THE INDENTURE AND REFERENCE IS HEREBY MADE TO THE INDENTURE FOR THE PRECISE TERMS OF THE GUARANTEE AND ALL OTHER PROVISIONS OF THE INDENTURE TO WHICH THE GUARANTEE RELATES.

                  This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                                          GOLFSMITH INTERNATIONAL, L.P.

                                          By: _________________________________
                                               Name:
                                               Title:

                                 ASSIGNMENT FORM

                  If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:

____________________________________________________________________________

____________________________________________________________________________
                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________________________________________________
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated: ___________________________________     Signed: _________________________
                                                        (Sign exactly as your
                                                        name appears on the
                                                        other side of this
                                                        Note)

Signature Guarantee: ___________________________

                      [OPTION OF HOLDER TO ELECT PURCHASE]

                  If you want to elect to have this Note purchased by the Company pursuant to Section 4.15, Section 4.16 or 4.23 of the Indenture, check the appropriate box:

                  Section 4.15  [  ]

                  Section 4.16  [  ]

                  Section 4.23  [  ]

                  If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.15, Section 4.16 or 4.23 of the Indenture, state the amount you elect to have purchased:

$ ________________________________________

Dated: ___________________________________    __________________________________
                                              NOTICE:  The signature on this
                                                       assignment must
                                                       correspond with the name
                                                       as it appears upon the
                                                       face of the within Note
                                                       in every particular
                                                       without alteration or
                                                       enlargement or any change
                                                       whatsoever and be
                                                       guaranteed by the
                                                       endorser's bank or
                                                       broker.

                                              Signature Guarantee: _____________